UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 3, 2004


                        Mountains West Exploration, Inc.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

                                   New Mexico
                              -------------------
                 (State or other jurisdiction of incorporation)



          0-9500                                           85-0280415
---------------------------                             -------------------
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)

                    7609 Ralston Road, Arvada, Colorado 80002
    ------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (303) 422-8127

                     P.O. Box 754, Trinidad, Colorado 81802
                      ------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

Total number of pages in this document:   6
                                        ----


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

                                TABLE OF CONTENTS


SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS...............................1

SECTION 2. FINANCIAL INFORMATION..............................................1

SECTION 3.  SECURITIES AND TRADING MARKETS....................................2

SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS...........2

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT................................2

SECTION 6. RESERVED...........................................................3

SECTION 7. REGULATION FD .....................................................4

SECTION 8. OTHER EVENTS ......................................................4

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.................................4

SIGNATURES....................................................................4

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

Not Applicable.


ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP.

Not Applicable.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Not Applicable.


ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Not Applicable.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

Not Applicable.


ITEM 2.04 TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

Not Applicable.


ITEM 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

Not Applicable.


ITEM 2.06 MATERIAL IMPAIRMENTS.

Not Applicable.



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


                   SECTION 3 - SECURITIES AND TRADING MARKETS


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Not Applicable.


ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Skye Blue Ventures, LLC subscribed for 12,980,729 shares of common stock of Mountains West Exploration, Inc. for $25,000 cash on November 3, 2004. The transaction was exempt from Registration pursuant to Section 4(6) of the Securities Act of 1933.


ITEM 3.03 MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.

Not Applicable.


      SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Not Applicable.


ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

Not Applicable.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Skye Blue Ventures, LLC purchased a total of 9,008,332 shares of Mountains West Exploration, Inc. from Robert A. Doak, Jr. and 12,980,729 shares from the Company. The result of this purchase and the subscription described in Item 3.02 above is that Skye Blue Ventures, LLC will own 21,989,061 shares (44%) of Mountains West Exploration, Inc.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL  OFFICERS:  ELECTION OF DIRECTORS:
APPOINTMENT OF PRINCIPAL OFFICERS.

Robert A. Doak, Jr. voluntarily resigned as President and Director effective immediately. David G. Shier tendered his resignation as Director to be effective upon compliance with Section 14f of the Securities Exchange Act.

Denis  Iler  was  appointed  as  President   and  Director  of  Mountains   West
Exploration, Inc. as of November 3, 2004.

Denis R. Iler, age 65, President and Director, received a BA in Math from San Jose State University in California, and an MBA from Regis University in 1982. He was a comptroller with Berge Exploration from 1978 to 1984. Since 1984, he has been President and principal accountant for Business Financial Systems, Inc., an independent accounting firm, providing tax and accounting services for the small business community, including oil and gas, construction, and real estate brokerage accounting. He was a director of NELX, Inc. from 1999-2001. He was elected Director and appointed President of Jagged Edge Mountain Gear, Inc. in 2004.

Redgie Green will become a Director effective 10 days after the mailing and compliance with Section 14f of the Securities Exchange Act.

Redgie Green, age 51, has been Secretary and Director of Dynadapt Systems, Inc. since 1998. Mr. Green has been co-owner and operator of Green's B&R Enterprises, a wholesale donut baker since 1983. He has been an active investor in small capital and high tech adventures since 1987. Mr. Green was a director of Colorado Gold & Silver, Inc. in 2000.


ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

Not Applicable.


ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS.

Not Applicable.


ITEM 5.05 AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS.

Not Applicable.

                             SECTION 6 - [RESERVED]

                            SECTION 7 - REGULATION FD


ITEM 7.01 REGULATION FD DISCLOSURE.


Not Applicable.

                            SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.


As of November 3, 2004, the Company's address and phone number have changed. The new address is 7609 Ralston Road, Arvada, Colorado 80002 and the new phone number is 303-422-8127.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


a)       Financial Statements - Not Applicable
b)       Pro Forma Financial Statements - Not Applicable
c)       Exhibits -        10.1 Share Purchase Agreement
                           10.2 Subscription Agreement



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                        MOUNTAINS WEST EXPLORATION, INC.
                    ----------------------------------------
                                  (Registrant)

                             Dated: November 8, 2004

                                 /s/Denis Iler
             ------------------------------------------------------
                              Denis Iler, President










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